UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
_______________________

FORM 8-K/A

AMENDMENT NO. 1 to
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
_______________________

Date of Report
(Date of earliest
event reported):	December 5, 2012

Journal Communications, Inc.
(Exact name of registrant as specified in its charter)

Wisconsin	1-31805	20-0020198
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      333 West State Street, Milwaukee, Wisconsin 53203
(Address of principal executive offices, including zip code)

(414) 224-2000
(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

The undersigned hereby amends Item 9.01 of the registrant’s Current Report on Form 8-K, dated December 5, 2012, to read in its entirety as set forth below.

Item 9.01.	Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The Balance Sheets for NewsChannel 5 Network, LLC as of September 30, 2012 (unaudited) and December 31, 2011, the related Unaudited Statements of Income for the third quarter and three quarters ended September 30, 2012 and 2011, and the related Unaudited Statements of Changes in Member’s Equity and Unaudited Statements of Cash Flows for the three quarters ended September 30, 2012 and 2011, as required  by this item, are filed as Exhibit 99.3 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.

The audited historical financial statements of NewsChannel 5 Network, LLC as of and for the years ended December 31, 2011, 2010 and 2009, including the notes to such financial statements and the report of the independent registered public accounting firm thereon, as required by this item, are filed as Exhibit 99.4 to this Form 8-K/A and incorporated into this Item 9.01(a) by reference.

(b)           Pro Forma Financial Information.

The Unaudited Pro Forma Condensed Combined Balance Sheet of Journal Communications, Inc. as of September 23, 2012 and the related Unaudited Pro Forma Condensed Combined Statements of Operations for the three quarters ended September 23, 2012 and for the year ended December 25, 2011, as required by this item, are filed as Exhibit 99.5 to this Form 8-K/A and incorporated into this Item 9.01(b) by reference.

(c)           Not applicable.

(d)           Exhibits.  The following exhibits are being filed herewith:

(4)
Second Amended and Restated Credit Agreement, dated as of December 5, 2012, among Journal Communications, Inc., certain subsidiaries thereof, the several lenders party thereto, U.S. Bank National Association, as administrative agent, and Sun Trust Bank and Bank of America, N.A., as co-syndication agents.*

(23)	Consent of KPMG LLP.

(99.1)	Press Release of Journal Communications, Inc. dated December 6, 2012 announcing the Company’s Amended and Restated Credit Facility.*

* Previously filed.

(99.2)	Press Release of Journal Communications, Inc. dated December 6, 2012 announcing the Company’s completion of the NewsChannel 5 Network, LLC acquisition.*

(99.3)
Balance Sheets for NewsChannel 5 Network, LLC as of September 30, 2012 (unaudited) and December 31, 2011, the related Unaudited Statements of Income for the third quarter and three quarters ended September 30, 2012 and 2011, and the related Unaudited Statements of Changes in Member’s Equity and Unaudited Statements of Cash Flows for the three quarters ended September 30, 2012 and 2011.

(99.4)	The audited historical financial statements of NewsChannel 5 Network, LLC as of and for the years ended December 31, 2011, 2010 and 2009.

(99.5)
The Unaudited Pro Forma Condensed Combined Balance Sheet of Journal Communications, Inc. as of September 23, 2012 and the related Unaudited Pro Forma Condensed Combined Statements of Operations for the three quarters ended September 23, 2012 and for the year ended December 25, 2011.

* Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

JOURNAL COMMUNICATIONS, INC.

Date: February 4, 2013	By:	/s/ Andre J. Fernandez
Andre J. Fernandez
President and Chief Financial Officer

JOURNAL COMMUNICATIONS, INC.
EXHIBIT INDEX TO FORM 8-K/A
Report Dated December 5, 2012
Exhibit
Number

(4)
Second Amended and Restated Credit Agreement, dated as of December 5, 2012, among Journal Communications, Inc., certain subsidiaries thereof, the several lenders party thereto, U.S. Bank National Association, as administrative agent, and Sun Trust Bank and Bank of America, N.A., as co-syndication agents.*

(23)	Consent of KPMG LLP.

(99.1)	Press Release of Journal Communications, Inc. dated December 6, 2012 announcing the Company’s Amended and Restated Credit Facility.*

(99.2)	Press Release of Journal Communications, Inc. dated December 6, 2012 announcing the Company’s completion of the NewsChannel 5 Network, LLC acquisition.*

(99.3)
Balance Sheets for NewsChannel 5 Network, LLC as of September 30, 2012 (unaudited) and December 31, 2011, the related Unaudited Statements of Income for the third quarter and three quarters ended September 30, 2012 and 2011, and the related Unaudited Statements of Changes in Member’s Equity and Unaudited Statements of Cash Flows for the three quarters ended September 30, 2012 and 2011.

(99.4)	The audited historical financial statements of NewsChannel 5 Network, LLC as of and for the years ended December 31, 2011, 2010 and 2009.

(99.5)
The Unaudited Pro Forma Condensed Combined Balance Sheet of Journal Communications, Inc. as of September 23, 2012 and the related Unaudited Pro Forma Condensed Combined Statements of Operations for the three quarters ended September 23, 2012 and for the year ended December 25, 2011.

* Previously filed.